Debt	6 Months Ended
Sep. 30, 2017
Debt Disclosure [Abstract]
Debt

14. Debt

Since January 2012, we have entered into various term loan borrowings with Silicon Valley Bank. The term loans have fixed interest rates of 4.5% and principal repayment periods of 36 equal monthly installments with remaining maturities through January 2018. As of September 30, 2017 and March 31, 2017, the aggregate principal balance of the term loans was $0.7 million and $1.7 million respectively, all of which is payable in the year ending March 31, 2018. As of September 30, 2017 and March 31, 2017, there were no amounts available for future borrowings under the term loans. Our term loan borrowings are collateralized by substantially all of our assets and we are required to meet certain financial covenants, including recurring revenue and adjusted quick ratio covenants. Failure to meet these financial and other covenants would enable the bank to demand immediate repayment of all outstanding balances under the agreement. We were in compliance with all covenants under the agreement as of September 30, 2017 and March 31, 2017.